Exhibit 32.1
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF the SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Blue Dolphin Energy Company (the "Company") on Form 10-QSB for the period ended March 31, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Ivar Siem, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





 /s/ Ivar Siem
------------------------------------
Ivar Siem
Chairman and Chief Executive Officer

Date:  May 13, 2005